Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,

18 U.S.C. SECTION 1350

In connection with the annual report of 5E Advanced Materials, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2022, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Susan Brennan, Chief Executive Officer and Director of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 30, 2023

/s/ Susan S. Brennan
Susan S. Brennan Chief Executive Officer and Director (Principal Executive Officer)